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                                                                 EXECUTION COPY

                 AGREEMENT AND PLAN OF REORGANIZATION AND MERGER

         This AGREEMENT AND PLAN OF REORGANIZATION AND MERGER (this "Agreement") is made effective the 15th day of August, 2002 by and between CAPITAL BANK, a North Carolina bank ("Capital") and HIGH STREET BANKING COMPANY, a North Carolina bank ("High Street").

                              W I T N E S S E T H:

         WHEREAS, Capital Bank Corporation ("CBC") is the holding company of Capital and High Street Corporation ("HSC") is the holding company of High Street,

         WHEREAS, CBC and HSC are parties to that certain Merger Agreement dated May 1, 2002 (the "Holding Company Merger Agreement"), pursuant to which it is contemplated that HSC shall merge with and into CBC (the "Holding Company Merger");

         WHEREAS, the Holding Company Merger is scheduled to close on or before December 1, 2002;

         WHEREAS, upon consummation of the Holding Company Merger, Capital and High Street will be wholly-owned subsidiaries of CBC; and

         WHEREAS, the parties desire to merge High Street with and into Capital after, and subject to, the consummation of the Holding Company Merger.

         NOW, THEREFORE, in consideration of the foregoing and the provisions set forth below, the parties hereto agree as follows:

         1. Subject to Section 2 hereof, High Street shall merge into Capital (the "Merger").

         2. The Merger is subject to the consummation of the Holding Company Merger by the filing of articles of merger related thereto with the office of the North Carolina Secretary of State, as well as the parties' obtaining all required regulatory and other approvals required to effect the Merger. In the event the Holding Company Merger has not been effected by December 31, 2002, the Merger shall be deemed abandoned and this Agreement and Plan of Reorganization and Merger shall terminate and have no further force or effect. Upon the termination of the Holding Company Merger Agreement, the Merger shall be deemed abandoned and this Agreement and Plan of Reorganization and Merger shall terminate and have no further force or effect.

         3. After the Merger, Capital shall be the surviving corporation and shall continue to have the name "Capital Bank."


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         4. The Merger shall be effected pursuant to the terms and conditions of this Agreement. Upon the Merger's becoming effective, upon the filing of articles of merger with the North Carolina Secretary of State, the corporate existence of High Street shall cease, and the corporate existence of Capital shall continue. The time when the Merger shall become effective is referred to in this Agreement as the "Effective Time."

         5. At the Effective Time, the outstanding shares of the corporations participating in the Merger shall be converted and exchanged as follows:

                  A. Capital: The outstanding shares of Capital shall not be converted, exchanged or altered in any manner as a result of the Merger and shall remain outstanding as shares of Capital.

                  B. High Street: Each outstanding share of High Street shall be canceled as a result of the Merger.

         6. The Articles of Incorporation of Capital are not amended under this Agreement.

         7. After approval of this Agreement by the Board of Directors of Capital, and at any time before the Effective Time, the Board of Directors of Capital may, in its discretion, abandon the Merger.

         8. This Agreement shall be governed by the laws of the State of North Carolina.

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       [Signature Page to Agreement and Plan of Reorganization and Merger]



         IN WITNESS WHEREOF, this Agreement has been executed and sealed by the parties hereto, all as of the date first written above.

                                  CAPITAL BANK


ATTEST:                             BY: /S/ JAMES A. BECK
                                        -----------------------------------
                                        JAMES A. BECK
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

/S/ ALLEN T. NELSON, JR
---------------------------
ALLEN T. NELSON, JR.
SECRETARY

[CORPORATE SEAL]


                                  HIGH STREET BANKING COMPANY


ATTEST:                             BY: /S/ J. EDGAR MCFARLAND
                                        -----------------------------------
                                        J. EDGAR MCFARLAND
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

/S/ ANNE D. MARTIN
---------------------------
ANNE D. MARTIN
SECRETARY

[CORPORATE SEAL]

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